UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 8, 2020

Amphastar Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36509	33-0702205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11570 6th Street
Rancho Cucamonga, CA	91730
(Address of principal executive offices)	(zip code)

(909) 980-9484

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AMPH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Amphastar Pharmaceuticals, Inc. (the “Company”) on June 9, 2020 (the “Original 8-K”). The Original 8-K was filed with the Securities and Exchange Commission (the “SEC”) to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s 2020 Annual Meeting of Stockholders held on June 8, 2020 (the “Annual Meeting”). The purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to how frequently the Company will conduct future stockholder advisory votes regarding the compensation of its Named Executive Officers. Except as set forth herein, no other modifications have been made to the Original 8-K.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on, among other matters, an advisory proposal concerning the frequency of future advisory votes on the compensation of the Company’s Named Executive Officers. As reported in the Original 8-K, the Company’s stockholders approved, on a non-binding advisory basis, “1 Year” as the frequency for holding an advisory vote on the compensation of the Company’s Named Executive Officers. Consistent with the recommendation of the board of directors of the Company as set forth in the Company’s proxy statement filed with the SEC on April 15, 2020, and the vote of the Company’s stockholders on this proposal at the Annual Meeting, the Board of Directors of the Company has determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2026 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHASTAR PHARMACEUTICALS, INC.
Date: August 10, 2020
By: /s/ William J. Peters

William J. Peters
Chief Financial Officer and Senior Vice President